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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)




In connection with the Quarterly Report of Encore Wire Corporation (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002 (the "Report"), I, Vincent A. Rego, Chairman and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 13, 2002


                                                /s/ VINCENT A. REGO
                                             -------------------------
                                                  Vincent A. Rego
                                             Chairman of the Board and
                                              Chief Executive Officer